CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2008          /s/ Douglas Lindgren
         -------------          ------------------------------------------------
                                Douglas Lindgren, Principal Executive Officer



I, Robert Aufenanger, Principal Financial Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2008          /s/ Robert Aufenanger
         -------------          ------------------------------------------------
                                Robert Aufenanger, Principal Financial Officer